FINANCIAL EXPENSE (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2025
Financial Expense Income Net
SCHEDULE OF FINANCIAL EXPENSE (INCOME), NET

	Year ended December 31,
	2025	2024	2023
	USD in thousands
Revaluation of marketable securities to fair value	47	(1,444)	2,320
Bank interest income	(155)	(431)	(667)
Exchange rate differences	20	328	456
Other	10	9	10
	(78)	(1,538)	2,119